UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2016

Insys Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35902	51-0327886
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1333 South Spectrum Blvd, Suite 100

Chandler, Arizona 85286

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (480) 500-3127

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 10, 2016, the employment of Dan Brennan, the former Executive Vice President and Chief Operating Officer of Insys Therapeutics, Inc., was terminated.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 11, 2016	Insys Therapeutics, Inc.

	By:	/s/ Darryl S. Baker
Darryl S. Baker
Chief Financial Officer